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EXHIBIT 10.2

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT is made and entered into as of January 31, 2002, by and among INSIGNIA FINANCIAL GROUP, INC., a Delaware corporation ("IFG"), INSIGNIA ESG, INC., a Delaware corporation ("ESG"), INSIGNIA RO, INC., a Delaware corporation ("Seller"), and REAL LIVING, INC. an Ohio corporation ("Buyer"). (IFG and ESG are sometimes referred to collectively as "Insignia.")


                                    RECITALS:

         A. The parties hereto are parties to a certain Stock Purchase Agreement, dated December 31, 2001 (the "Stock Purchase Agreement"). (All capitalized terms used herein and not otherwise defined herein shall be defined as set forth in the Stock Purchase Agreement. All references to section numbers contained herein refer to the specified sections of the Stock Purchase Agreement.)

         B. In order to satisfy certain conditions of the HNB Loan and the HCIC Financing, the parties desire to amend the Stock Purchase Agreement as set forth herein.


                                   AGREEMENT:

         The parties, intending to be legally bound, agree as follows:

         1. PAYMENT OF PRELIMINARY ADJUSTMENT AMOUNT. The parties acknowledge that the Preliminary Adjustment Amount has been determined in accordance with
Section 2.5(a) and that the Preliminary Adjustment Amount is a "positive" $1,630,406. Accordingly, under the terms of Section 2.5(a), this Preliminary Adjustment Amount would be an addition to the Purchase Price and the Closing Amount. Notwithstanding the last sentence of Section 2.5(a), the parties agree that the Preliminary Adjustment Amount shall not be payable until such time as the Final Closing Adjustment Amount is payable under Section 2.5(b), at which time if the Final Closing Adjustment Amount varies from the Preliminary Adjustment Amount, the Purchase Price shall be adjusted and the Seller or Buyer, as the case may be, shall owe to the other the differential amount in accordance with the last three sentences of Section 2.5(b).

         2. AMENDMENT. The Stock Purchase Agreement is hereby amended as follows:

         2.1 Definitions.

                  (a)     The following definitions shall be added to Section 1:

                          "Wells Fargo Agreement"--as defined in Section 2.19.

                          "WFHM"--as defined in Section 2.19.

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         2.2 Reinstatement Provision. The following is added as a new Section
2.18 to follow the current Section 2.17:

                  2.18.    REINSTATEMENT

                  If Seller or Insignia is compelled to surrender, or voluntarily surrenders, any portion or all of any payment of money or property made by Buyer to Insignia pursuant to the terms of this Agreement to HNB, HCIC, or any other any person or entity (i) pursuant to the terms of a certain Subordination and Intercreditor Agreement among Seller, Insignia, HNB, and HCIC, dated as of January 31, 2002, or
         (ii) because such payment (or part thereof) is or may be avoided, invalidated, declared fraudulent, set aside, declared to be void or voidable as a preference, fraudulent conveyance, impermissible setoff, or diversion of trust funds, or because of any settlement or compromise of such claim, then the obligation or liability satisfied or partially satisfied by such payment (or part thereof) shall remain unsatisfied and in full force and effect, as if such payment had not been received by Seller or Insignia, notwithstanding any revocation of such obligation or liability, or the surrender of any promissory note evidencing the indebtedness of Buyer, or the return or cancellation of any instrument or document relating to such obligation or liability.

         2.3 First Ohio Mortgage Post-Closing Operations. The following is added as a new Section 2.19 to follow the new Section 2.18:

                  2.19.    FIRST OHIO MORTGAGE POST-CLOSING OPERATIONS

                  After the Closing Time and until the earlier of (i) such time as First Ohio Mortgage is no longer a Control Affiliate of Buyer or
         (ii) the expiration or termination of that certain letter agreement between Seller and Wells Fargo Home Mortgage, Inc. ("WFHM"), dated as of January 31, 2002 (the "Wells Fargo Agreement"), Buyer shall not permit First Ohio Mortgage to engage in fraud in connection with any of the mortgage loan files described in Paragraph 1 of the Wells Fargo Agreement or fail in any material respect to follow standard industry practices in the home mortgage business in relation to the work performed in respect of each such mortgage loan file, and, after the Closing Time and until the expiration or termination of the Wells Fargo Agreement, First Ohio Mortgage shall not engage in fraud in connection with any of such mortgage loan files or fail in any material respect to follow standard industry practices in the home mortgage business in relation to the work performed in respect of each such mortgage loan file.

         2.4 Modification of Representation Regarding the Business of First Ohio Mortgage. Section 3.28(e) is deleted in its entirety and the following is substituted in lieu thereof:

                           (e) With respect to each mortgage loan file of First Ohio Mortgage, all of the signatures contained in each such mortgage loan file are genuine and, with respect to each mortgage loan file that serves as collateral for


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         the line of credit in favor of First Ohio Mortgage from KeyBank, (i)
         all of the documents and information contained in each such mortgage loan file conform to prudent and customary origination practices in the mortgage industry and applicable laws and regulations, and (ii) all such mortgage loans are eligible for mortgage insurance and are eligible for sale under First Ohio Mortgage's mortgage loan purchase contracts with lenders.

         2.5 Sharing of Fees to Key Bank. The following is added as a new
Section 5.8 to follow the current Section 5.7:

                  5.8      FEES PAYABLE TO KEY BANK

                  Seller agrees that it will pay to Key Bank, at the Closing, the sum of $15,000.00, plus one-half of the total amount of attorneys' fees for Key Bank's counsel, up to a maximum amount of $750.00 (being one-half of the maximum total amount of such fees of $1,500.00), in connection with the release of the Guaranty pursuant to Section 6.4.

         2.6 Modification of Limitations of Seller's Indemnity. Section 10.6 is amended as follows:

                  (a) The period at the end of the first sentence of Section 10.6(a) is changed to a semicolon and the following is added thereafter:

         and Seller and Insignia will have no liability (for indemnification or otherwise) under Section 10.2(e) or (f) until the total of all Buyer Losses with respect to such matters exceeds $100,000; provided, however, that if the total of the Buyer Losses exceeds $100,000, Seller and Insignia shall be liable for the total amount of all Buyer Losses from the first dollar thereof, and not merely the amount by which such Buyer Losses exceed $100,000. Any amount counted for purposes of the application of the $200,000 threshold amount specified in the preceding sentence shall also be counted for purposes of the application of the $100,000 threshold amount specified in the preceding sentence, and vice versa.

                  (b) The following is added as a new section 10.6(d):

                           (d) Under the terms of the Wells Fargo Agreement, Seller and Insignia have made certain representations to WFHM regarding the business of First Ohio Mortgage and agreed to indemnify WFHM for certain liabilities arising out of the operations of, or otherwise relating to, First Ohio Mortgage. If and to the extent that Seller or Insignia pays any amount to WFHM pursuant to the terms of the Wells Fargo Agreement with respect to any particular liability or claim, Buyer shall not be entitled to indemnification by Insignia or Seller under Section 10 with respect to such liability or claim. The amount of any claim for indemnification made by WFHM against Seller or Insignia pursuant to the Wells Fargo Agreement shall be counted for purposes of the $200,000 and $100,000 threshold amounts specified in Section 10.6(a) and for purposes of the maximum liability limitation specified in Section 10.6(b).

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         2.7 Modification of Limitations of Buyer's Indemnity. Section 10.7 is
amended as follows:

                  (a) The reference to Section 10.3(a) in the first sentence of
Section 10.7(a) is amended to refer to Sections 10.3(a) and 10.3(b).

                  (b) The period at the end of the first sentence of Section 10.7(a) is changed to a semicolon and the following is added thereafter:

         and Buyer will have no liability (for indemnification or otherwise) under Section 10.3(c) until the total of all Seller Losses with respect to such matters exceeds $100,000; provided, however, that if the total of the Seller Losses exceeds $100,000, Buyer shall be liable for the total amount of all Seller Losses from the first dollar thereof, and not merely the amount by which such Seller Losses exceed $100,000. Any amount counted for purposes of the application of the $200,000 threshold amount specified in the preceding sentence shall also be counted for purposes of the application of the $100,000 threshold amount specified in the preceding sentence, and vice versa.

                  (c) The reference to Section 10.7 in Section 10.7(b) is amended to refer to Section 10.

         2.8 Additional Subrogation Rights of Seller and Insignia Relating to the Business of First Ohio Mortgage. The following is added as a new section 10.8(d):

                  (d) In addition to the subrogation rights provided under
         Section 10.8(b), in the event Seller or Insignia pays a Buyer Indemnified Person the full amount of a Buyer Loss arising from the operation of First Ohio Mortgage prior to the Closing Date, the payor indemnifying party shall be subrogated to any claims or rights of First Ohio Mortgage and neither Buyer nor First Ohio Mortgage shall, without the consent of Seller, which consent shall not be unreasonably withheld, delayed or conditioned, release or materially waive such claims or rights (other than claims or rights existing against an officer or employee of Buyer or a Buyer Control Affiliate).

         3. BALANCE OF AGREEMENT UNCHANGED. Except as specifically amended or supplemented herein, the Stock Purchase Agreement shall remain unchanged and in full force and effect.



                       THIS SPACE INTENTIONALLY LEFT BLANK

                             SIGNATURE PAGES FOLLOW





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         IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first written above.

                                IFG:

                                INSIGNIA FINANCIAL GROUP, INC.


                                By:  /s/ Frank M. Garrison
                                     -------------------------------------------
                                     Frank M. Garrison, Office of the Chairman

                                ESG:

                                INSIGNIA ESG, INC.


                                By:  /s/ Frank M. Garrison
                                     -------------------------------------------
                                     Frank M. Garrison, Vice President

                                SELLER:

                                INSIGNIA RO, INC.


                                By:  /s/ Frank M. Garrison
                                     -------------------------------------------
                                     Frank M. Garrison, Vice President


                                BUYER:

                                REAL LIVING, INC.


                                By:  /s/ Harley E. Rouda, Jr.
                                     -------------------------------------------
                                     Harley E. Rouda, Jr., President and Chief
                                     Executive Officer







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                              CONSENT TO AMENDMENT

         The undersigned executed the Stock Purchase Agreement only for a limited purpose. The undersigned hereby consents to the amendments to the Stock Purchase Agreement set forth in the foregoing First Amendment to Stock Purchase Agreement.

                                  REALTY ONE, INC.


                                  By:  /s/ Frank M. Garrison
                                       -----------------------------------------
                                       Frank M. Garrison, Vice President

         The undersigned guaranteed the performance of certain obligations of Buyer under the Stock Purchase Agreement. The undersigned hereby consents to the amendments to the Stock Purchase Agreement set forth in the foregoing First Amendment to Stock Purchase Agreement.

                                  HER, INC.


                                  By:  /s/ Harley E. Rouda, Jr.
                                       -----------------------------------------
                                       Harley E. Rouda, Jr., President and Chief
                                       Executive Officer


                                JOINDER AGREEMENT

         The undersigned is executing this Agreement only for the purpose of the agreements contained in new Sections 2.19 and 10.8(d) of the Stock Purchase Agreement as created pursuant to Sections 2.3 and 2.8, respectively, of this First Amendment to Stock Purchase Agreement.

                                  FIRST OHIO MORTGAGE CORPORATION, INC.


                                  By:
                                       -----------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                       -----------------------------------------










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